UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                  March 5, 2009
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                               Exterra Energy Inc.
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             (Exact name of Registrant as specified in its Charter)

          Nevada                    000-52319                  20-5086877
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 (State or other jurisdiction      (Commission File No.)       (IRS Employer
 of incorporation)                                           Identification No.)


              1717 St. James Place, Suite 205, Houston, Texas 77056
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               (Address of principal executive offices) (Zip Code)

                                 (713) 877-8847
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         The Company announces that effective March 4, 2009 that Mr. Randall K. Boatright resigned as interim Chief Financial Officer. Mr. Boatright has no disagreement with the Company on any matters relating to the Company's operations, policies or practices.


Item 8.01   Other Events

         The Company has opened an office at 4906 Mineral Wells Highway in Weatherford, Texas, near where a substantial amount of the Company's oil and gas assets are located.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     EXTERRA ENERGY INC.,


                                                     /s/ Robert Royal
                                                     ---------------------------
                                                     ROBERT ROYAL
                                                     Chief Executive Officer

                                                     Dated: March 5, 2009